EXHIBIT 23.7

                           CONSENT OF PERRY-SMITH LLP

         We consent to the reference to our firm and our tax opinion under the caption "Legal Matters" and elsewhere in the Registration Statement on Form S-4 as filed by American River Holdings with the Securities and Exchange Commission and to the filing of the form of our tax opinion as Exhibit 8.1 to the Registration Statement.

                                                /s/ PERRY-SMITH LLP


                                                May 3, 2000